UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2021 (February 18, 2021)

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
No 2020 Zhongshanxi Road Room 502A40 Xuhui District, Shanghai, China 200030

(Address of Principal Executive Offices) (Zip code)

+86-0513-8912-3630

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 1.01 Entry into Material Definitive Agreements.

On February 18, 2021, Code Chain New Continent Limited, a Nevada company (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with several two institutional investors (the “Investors”) providing for the issuance of (i) 4,166,666 common shares, par value $0.0001 of the Company (the “Shares”), (ii) registered investor warrants, with a term of five years, exercisable immediately upon issuance, to purchase an aggregate of up to 1,639,362 common shares (the “Registered Investor Warrant Shares”) at an exercise price of $6.72 per share, subject to adjustments thereunder, including a reduction in the exercise price, in the event of a subsequent offering at a price less than the then current exercise price, to the same price as the price in such offering (a “Price Protection Adjustment”) (the “Registered Investor Warrants”), and (iii) unregistered investor warrants, with a term of five and one-half years, first exercisable on the date that is the earlier of (a) six months after the date of issuance or (b) the date on which the Company obtains stockholder approval approving the sale of all of the securities offered and sold under the Purchase Agreement (the “Stockholder Approval”) to purchase an aggregate of up to 2,527,304 common shares (the “Unregistered Investor Warrant Shares”) at an exercise price of $6.72 per share, subject to adjustments thereunder, including (x) a Price Protection Adjustment and (y) in the event the exercise price is more than $6.10, a reduction of the exercise price to $6.10, upon obtaining the Stockholder Approval (the “Unregistered Investor Warrants,” and with the “Registered Investor Warrants,” the “Investor Warrants”). The Shares, the Registered Investor Warrants, the Unregistered Investor Warrants, the Registered Investor Warrant Shares and the Unregistered Investor Warrant Shares are collectively referred to as the “Securities.” Pursuant to the Purchase Agreement, the Investors are purchasing the Securities for an aggregate purchase price of $24,999,996.

Pursuant to the Purchase Agreement, the Shares, the Registered Investor Warrants and the Registered Warrant Shares will be issued to the Investors in a registered direct offering (the “Registered Offering”) and registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-232316), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 24, 2019 and declared effective on July 8, 2019 (the “Shelf Registration Statement”). The Company expects to file the prospectus supplement for the Registered Offering on or about February 18, 2021.

Pursuant to the Purchase Agreement, the Company will issue the Unregistered Investor Warrants and the Unregistered Investor Warrant Shares to the Investors in a concurrent private placement pursuant to an exemption from the registration requirements pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder (the “Private Placement,” and together with the Registered Offering, the “Offering”).

The Company has agreed to file and maintain with the SEC a registration statement to register the Unregistered Investor Warrants within 30 calendar days following the date of issuance, and for the SEC to declare such registration statement effective within 90 calendar days following the date of issuance (or, in the event of a “full review” by the SEC, within 120 calendar days).

The Company has agreed to hold a special meeting of the stockholders of the Company no later than April 29, 2021 for the offering and sale of the Securities, so that the sale of all such securities is in compliance with Nasdaq Listing Rule 5635.

The Offering was conducted pursuant to a placement agency agreement, dated February 18, 2021 (the “Placement Agency Agreement”), between the Company and Univest Securities, LLC (the “Placement Agent”). The Placement Agent has agreed to use its “reasonable best efforts” to solicit offers to purchase the Shares and the Investor Warrants. The Placement Agent has no obligation to purchase any of the Securities or to arrange for the purchase or sale of any specific number or dollar amount of Securities. The Company has agreed to pay the Placement Agent a total cash fee equal to eight percent (8.0%) of the aggregate gross proceeds raised in this Offering. The Company has also agreed to reimburse the Placement Agent for all travel and other out-of-pocket expenses, including the reasonable fees, costs and disbursements of its legal fees which shall be limited to, in the aggregate, $60,000. The Company further agrees that, in addition to the expenses payable to the Placement Agent, on the Closing Date, it shall pay the Placement Agent a non-accountable expense allowance equal to one percent (1%) of the aggregate gross proceeds raised in this Offering. Additionally, the Company has agreed to issue to the Placement Agent warrants (the “Placement Agent Warrants”) for the purchase of a number of common shares equal to 5% of the aggregate number of shares sold to the Investors placed by the Placement Agent in this Offering, for an exercise price equal to 100% of the Share offering price in the Registered Offering, which Placement Agent Warrants have a term of five years and are first exercisable six months after the closing of the Offering.

The Placement Agent has required that the officers, directors and 10% or greater shareholders of the Company enter into lock-up agreements (each, a “Lock-Up Agreement”) pursuant to which these persons agree that, without the prior consent of the Placement Agent, they will not, for a period of 90 days following the closing of the Offering, subject to certain exceptions, offer, sell or otherwise dispose of or transfer any securities of the Company owned by them as of the date of the closing of the Offering or acquired during the lock-up period.

The Company expects the Offering to close on or about February 22, 2021, subject to the satisfaction of customary closing conditions in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Investors and customary indemnification rights and obligations of the parties thereto. The Investors had pre-existing relationships with the Placement Agent; the Company did not engage in general solicitation or advertising with regard to the issuance and sale of the Securities. The Investors represented that they are accredited investors and purchased the Securities for investment and not with a view to distribution.

The foregoing description of the Placement Agency Agreement, the Purchase Agreement, the Registered Investor Warrants, the Unregistered Investor Warrants, the Placement Agent Warrants and the Lock-up Agreements are qualified in their entirety by reference to the full text of such documents, the forms of which are attached as Exhibits 10.1, 10.2, 4.1, 4.2, 4.3 and 4.4, respectively, to this report on Form 8-K, and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its U.S. counsel, Ortoli Rosenstadt LLP, relating to the legality of the issuance and sale of the Shares, the Investor Warrants, the Placement Agent Warrants and the shares underlying the Investor Warrants and the Placement Agent Warrants as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

The prospectus supplement relating to the Registered Offering will be available on the SEC’s web site at http://www.sec.gov.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01 Other Events.

On February 18, 2021, the Company issued a press release announcing the Offering.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
Exhibit 4.1	Form of Registered Investor Warrant
Exhibit 4.2	Form of Unregistered Investor Warrant
Exhibit 4.3	Form of Placement Agent Warrant
Exhibit 4.4	Form of Lock-up Agreement
Exhibit 5.1	Opinion of Ortoli Rosenstadt LLP
Exhibit 10.1	Placement Agency Agreement, dated as of February 18, 2021, by and between the Company and Univest Securities, LLC
Exhibit 10.2	Securities Purchase Agreement, dated as of February 18, 2021, by and between the Company and the Investors
Exhibit 23.1	Consent of Ortoli Rosenstadt LLP (included in opinion of Ortoli Rosenstadt LLP filed as Exhibit 5.1)
Exhibit 99.1	Press Release, dated February 18, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 18, 2021

CODE CHAIN NEW CONTINENT LIMITED

By:	/s/ Weidong (David) Feng
Name:	Weidong (David) Feng
Title:	Co- Chief Executive Officer

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